UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 12, 2009, Allin Interactive Corporation (“Allin Interactive”), a wholly-owned subsidiary of Allin Corporation (the “Company”), received two purchase orders from Royal Caribbean Cruises Ltd. (“RCCL”) for labor and materials for installation of an interactive television system on the Oasis of the Seas, a cruise ship expected to enter service in 2009. The Company anticipates that the services of Allin Interactive related to the installation will be performed in 2009 and that the revenue to be earned by the Company for the installation will be recognized in 2009.

The services provided by Allin Interactive to RCCL are subject to RCCL’s standard purchase order terms and conditions, including invoicing and documentation requirements, including certification of completion of work, delivery requirements and payment terms. The purchase orders also specify requirements for invoicing RCCL for travel expenses incurred by Allin Interactive related to performance of the interactive television system installation.

Allin Interactive and RCCL have a long standing business relationship. RCCL has been a customer of Allin Interactive since 1997. RCCL was a significant customer of the Company during each of the years ended December 31, 2001 through December 31, 2003. An affiliate of RCCL, Celebrity Cruises, was also a significant customer of the Company during the years ended December 31, 2000 and 2001.

The Company intends to file the purchase orders for the Oasis of the Seas project, subject to a request for confidential treatment for certain of their terms, as exhibits to its Report on Form 10-K for the year ended December 31, 2008.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases “expected,” “anticipates,” “will,” “intends,” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among other things, delays in ship construction, the timing of and the Company’s ability to complete the installation of the interactive system on the Oasis of the Seas, the date on which the Oasis of the Seas enters service, and the Company’s dependence on key personnel. These are representative of factors which could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions and future incidents of terrorism or other events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: February 17, 2009	By:	/s/ Dean C. Praskach
Chief Financial Officer